SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 20, 2003

Date of Report
(Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	942615258

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912

(Address of Principal Executive Offices, including Zip Code)

(650) 579-0600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Earnings Release of The Gymboree Corporation issued May 20, 2003.

Item 9.   Regulation FD Disclosure

     The information included in this section is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” and is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 20, 2003, The Gymboree Corporation issued a press release announcing its first quarter earnings for the fiscal quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: May 20, 2003	By	/s/ Myles B. McCormick

Myles B. McCormick Chief Financial Officer

Exhibit Index

99.1      Earnings Release of The Gymboree Corporation issued May 20, 2003.